Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

Subsequent Events

Our Senior Secured Facility requires that we comply with certain financial covenants.  One such covenant requires that if our interest coverage ratio is less than 1.50 to 1.00, we must maintain an interest reserve account with restricted cash in an amount equal to the interest we have incurred on all indebtedness during the prior 12 months.  As of December 31, 2015, we had $25.6 million of cash in a restricted account to comply with this financial covenant.  We submitted a compliance certificate certifying that our interest coverage ratio exceeded the 1.50 minimum, and on February 4, 2016, the interest reserve was released, removing any restrictions from that cash balance.

On February 16, 2016, our 7.50% Notes matured.  We used cash on hand and borrowings under our Senior Secured Credit Facility to repay $46.8 million of principal and interest due on these notes.